UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/29/2009

MAP Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33719

Delaware	20-0507047
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2400 Bayshore Parkway, Suite 200, Mountain View, CA 94043
(Address of principal executive offices, including zip code)

650-386-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

In a press release issued on October 29, 2009, MAP Pharmaceuticals, Inc. (the "Company") reported that the Company had completed a planned interim review of the open-label, long-term safety extension of the Company's Phase 3 FREEDOM 301 clinical trial with the Company's LEVADEX(TM) orally inhaled migraine therapy. To date, more than 400 patients have completed at least six months of treatment and over 7,800 headaches have been treated in the safety extension. No drug-related serious adverse events have been reported. The interim review of the data was also reviewed by an independent data monitoring committee.   A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAP Pharmaceuticals, Inc.

Date: October 29, 2009	By:	/s/ Charlene A. Friedman
Charlene A. Friedman
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of MAP Pharmaceuticals, Inc., dated October 29, 2009